   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 21, 1999

                                                REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                             BLYTH INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                          DELAWARE                                                     36-2984916
       (State or other jurisdiction of incorporation)                     (I.R.S. Employer Identification No.)

                            ------------------------

                              100 FIELD POINT ROAD
                          GREENWICH, CONNECTICUT 06830
              (Address of Principal Executive Offices) (Zip Code)

                         ------------------------------

        BLYTH INDUSTRIES, INC. NON-QUALIFIED DEFERRED COMPENSATION PLAN

                            (Full Title of the Plan)

                               ROBERT B. GOERGEN
                CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT
                             BLYTH INDUSTRIES, INC.
                              100 FIELD POINT ROAD
                          GREENWICH, CONNECTICUT 06830
                                 (203) 661-1926

(Name, address and telephone number, including area code, of agent for service)

                         ------------------------------

                                   COPIES TO:

          BRUCE D. KREIGER, ESQ.                     HAROLD B. FINN III, ESQ.
         BLYTH INDUSTRIES, INC.                      FINN DIXON & HERLING LLP
           100 FIELD POINT ROAD                        ONE LANDMARK SQUARE
       GREENWICH, CONNECTICUT 06830                STAMFORD, CONNECTICUT 06901

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                PROPOSED MAXIMUM     PROPOSED MAXIMUM
                                             AMOUNT TO BE      OFFERING PRICE PER   AGGREGATE OFFERING        AMOUNT OF
  TITLE OF SECURITIES TO BE REGISTERED        REGISTERED              SHARE                PRICE          REGISTRATION FEE
Deferred Compensation Plan Interests
  (1)...................................     $1,500,000(2)            $100%            $1,500,000(3)            $396

(1) The Deferred Compensation Plan Interests are interests in the Blyth Industries, Inc. Non-Qualified Deferred Compensation Plan.

(2) In addition, pursuant to Rule 416 (c) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement on Form S-8 also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described above.

(3) Estimated solely for the purpose of determining the registration fee.

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
                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

    There are hereby incorporated by reference in this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission (the "SEC"):

        (a) The Registrant's Annual Report on Form 10-K for the year ended January 31, 1999, including portions of the Registrant's Proxy Statement dated April 30, 1999 relating to the Registrant's 1999 Annual Meeting of Stockholders and portions of the Registrant's Annual Report to Stockholders for the fiscal year ended January 31, 1999, which are incorporated therein by reference.

        (b) The Registrant's Proxy Statement dated April 30, 1999.

        (c) The Registrant's Quarterly Reports on Form 10-Q for the fiscal quarters ended April 30, 1999 and July 31, 1999.

        (d) The Registrant's Current Reports on Form 8-K filed on April 1, 1999, May 28, 1999, September 3, 1999, September 28, 1999, December 2, 1999 and on the date hereof.

    All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, on or after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such reports or documents.

ITEM 4. DESCRIPTION OF SECURITIES.

    Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

    Finn Dixon & Herling LLP, Stamford, Connecticut, as counsel for the Registrant, has issued an opinion as to the legality of the Deferred Compensation Plan Interests. As of the date hereof, certain attorneys, who are partners of, or employed by, Finn Dixon & Herling LLP, and who have provided advice with respect to the preparation of the Blyth Industries, Inc. Non-Qualified Deferred Compensation Plan and the registration of the Deferred Compensation Plan Interests, beneficially own an aggregate of 15,000 shares of the common stock of the Registrant.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Pursuant to Section 102(b)(7) of the Delaware Corporation Law (the "DGCL"),
Article VI of the Registrant's Restated Certificate of Incorporation (the "Certificate of Incorporation") eliminates the liability of the Registrant's directors to the Registrant or its stockholders, except for liabilities related to breach of duty of loyalty, actions not in good faith and certain other liabilities.

    Section 145 of the DGCL provides for indemnification by the Registrant of its directors and officers. In addition, Article IX, Section 1 of the Registrant's Restated By-Laws (the "By-Laws") requires the Registrant to indemnify any current or former director or officer to the fullest extent permitted by the DGCL. In addition, the Registrant has entered into indemnity agreements with its directors, which obligate the Registrant to indemnify such directors to the fullest extent permitted by the DGCL.

    The Registrant maintains insurance for the benefit of its directors and officers and the directors and officers of its subsidiaries insuring such persons against liabilities, including liabilities under the securities laws.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

    Not applicable.

ITEM 8. EXHIBITS.

     EXHIBIT NO.
---------------------
         4.1*           Blyth Industries, Inc. Non-Qualified Deferred Compensation
                          Plan (incorporated by reference to Exhibit 4.1 to the
                          Company's Current Report on Form 8-K as filed with the SEC on the date hereof).
         5.1*           Opinion of Finn Dixon & Herling LLP as to legality of
                          securities being registered.
        23.1*           Consent of PricewaterhouseCoopers LLP.
        23.2*           Consent of Grant Thornton LLP.
        23.3            Consent of Finn Dixon & Herling LLP (contained in Exhibit 5 hereto).
        24.1            Power of Attorney (included on the signature pages).

------------------------

*   Filed herewith.

ITEM 9. UNDERTAKINGS.

    The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the DGCL, the Certificate of Incorporation and By-Laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Securities Act and will be governed by the final adjudication of such issue.

    The undersigned Registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

        (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

        (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

        (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the Registrant under Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference in this Registration Statement.

    (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Greenwich, State of Connecticut, on this 21st day of December, 1999.

                                             BLYTH INDUSTRIES, INC.

                                             By:  /s/ ROBERT B. GOERGEN
                                                  ------------------------------------------
                                                  Robert B. Goergen
                                                  Chairman of the Board, Chief
                                                  Executive Officer and President

                               POWERS OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert B. Goergen, Richard T. Browning and Bruce
D. Kreiger, jointly and severally, his or her attorneys-in-fact, each with the power of substitution for him or her in any and all capacities, to sign any amendments (including post-effective amendments) to each Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----
                                                       Chairman, Chief Executive
                /s/ ROBERT B. GOERGEN                    Officer and President;
     -------------------------------------------         Director (Principal        December 21, 1999
                  Robert B. Goergen                      Executive Officer)

                                                       Vice President and Chief
               /s/ RICHARD T. BROWNING                   Financial Officer
     -------------------------------------------         (Principal Financial and   December 21, 1999
                 Richard T. Browning                     Accounting Officer)

                 /s/ HOWARD E. ROSE
     -------------------------------------------       Vice Chairman and Director   December 21, 1999
                   Howard E. Rose

                /s/ ROGER A. ANDERSON
     -------------------------------------------       Director                     December 21, 1999
                  Roger A. Anderson

                /s/ JOHN W. BURKHART
     -------------------------------------------       Director                     December 21, 1999
                  John W. Burkhart

                /s/ PAMELA M. GOERGEN
     -------------------------------------------       Director                     December 21, 1999
                  Pamela M. Goergen

                 /s/ NEAL I. GOLDMAN
     -------------------------------------------       Director                     December 21, 1999
                   Neal I. Goldman

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----
                 /s/ ROGER H. MORLEY
     -------------------------------------------       Director                     December 21, 1999
                   Roger H. Morley

               /s/ JOHN E. PRESCHLACK
     -------------------------------------------       Director                     December 21, 1999
                 John E. Preschlack

           /s/ FREDERICK H. STEPHENS, JR.
     -------------------------------------------       Director                     December 21, 1999
             Frederick H. Stephens, Jr.

                                 EXHIBIT INDEX

EXHIBIT
NO.                                             DESCRIPTION
-------                                         -----------
         4.1*           Blyth Industries, Inc. Non-Qualified Deferred Compensation
                        Plan (incorporated by reference to Exhibit 4.1 to the
                        Company's Current Report on Form 8-K as filed with the SEC on the date hereof).
         5.1*           Opinion of Finn Dixon & Herling LLP as to legality of
                        securities being registered.
        23.1*           Consent of PricewaterhouseCoopers LLP.
        23.2*           Consent of Grant Thornton LLP.
        23.3            Consent of Finn Dixon & Herling LLP (contained in Exhibit
                        5.1 hereto).
        24.1            Power of Attorney (included on the signature pages).

------------------------

*   Filed herewith